UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 30, 2017 (May 25, 2017)
Northrim BanCorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Alaska	0-33501	92-0175752
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3111 C Street, Anchorage, Alaska		99503
_______________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	907-562-0062
Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Effective May 25, 2017, the Compensation Committee of the Board of Directors of Northrim BanCorp, Inc. (the “Company”) and its wholly owned subsidiary, Northrim Bank (the “Bank”) (collectively the “Employer”) deemed it appropriate that the Employer and Michael Martin, Executive Vice President, General Counsel and Corporate Secretary, enter into an amended employment agreement under which the provisions and terms remain, essentially, the same as his employment agreement that was in effect at January 1, 2017, except for certain changes to Mr. Martin’s employment agreement discussed below.

Under the terms of his amended employment agreement, Mr. Martin will receive an increase in base salary to $230,625. In the event of a "Change of Control", termination without "Cause" or termination by Mr. Martin for "Good Reason" (as such terms are defined in the employment agreement) within 730 days of such Change in Control, Mr. Martin shall be paid (i) all base salary earned and all reimbursable expenses incurred through such termination date, (ii) an amount equal to two times Mr. Martin’s highest base salary earned over the prior three years, and (iii) an amount equal to two times Mr. Martin’s average profit sharing contribution paid over the prior three years. Additionally, the Employer will continue to provide Mr. Martin, at its expense, health and dental insurance benefits for a period of two years following termination of the employment agreement.

Mr. Martin is also subject to certain confidentiality, non-competition, non-solicitation and non-disparagement provisions pursuant to the terms of his amended employment agreement.

A copy of the Mr. Martin’s amended employment agreement in its entirety is filed herewith as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements - not applicable.

(b)	Proforma financial information - not applicable.

(c)	Shell company transactions - not applicable.

(d) Exhibit No.	Description

10.1	Employment Agreement with Michael Martin dated May 25, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrim BanCorp, Inc.

May 30, 2017	By:	/s/ Latosha M. Frye
Name: Latosha M. Frye
Title: EVP, Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Employment Agreement with Michael Martin dated May 25, 2017